Exhibit 10.3

October 7, 2021

Pioneer OpCo, LLC
c/o Apollo Management Holdings, L.P.
9 West 57th Street, 34th Floor
New York, NY 10019

Attention:	Alex Van Hoek
David Sambur
email:	sambur@apollo.com
avanhoek@apollo.com

VICI Properties L.P.
535 Madison Avenue, 20th Floor
New York, NY 10022

Attention:	Samantha S. Gallagher
email:	corplaw@viciproperties.com

Re: Project Pioneer: Amendment to Letter Agreement Re Raiders Seats

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement, dated as of July 14, 2021 (as amended, restated, modified or supplemented, the “Second Letter Agreement”), by and among Las Vegas Sands Corp., a Nevada corporation (“Seller”), Pioneer OpCo, LLC, a Nevada limited liability company (“OpCo Purchaser”) and VICI Properties L.P., a Delaware limited partnership (“PropCo Purchaser”). Capitalized terms used and not otherwise defined in this amendment to the Second Letter Agreement (the “Amendment to Second Letter Agreement”) shall have the meanings ascribed to them in the Second Letter Agreement.
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, OpCo Purchaser and PropCo Purchaser (the “Parties”) hereby agree to modify and amend the Second Letter Agreement as follows:
1.Acquisition of Additional Specified Acquired Assets. Section 1 (Acquisition of Additional Specified Acquired Assets) of the Second Letter Agreement is hereby amended and restated in its entirety as follows:
Pursuant to Section 5(b) of the Agreement, OpCo Purchaser hereby consents to Seller or one of its Affiliates entering into (i) the Personal Seat License Agreement with Clark County Stadium Authority dated as of July 14, 2021 attached hereto as Exhibit A, (ii) the Personal Seat License Agreement with Clark County Stadium Authority dated as of July 14, 2021 attached hereto as Exhibit B and (iii) the Personal Seat

License Agreement with Clark County Stadium Authority dated as of September 29, 2021 attached hereto as Exhibit C (collectively, the “Raiders Contracts”).
2.Definitions. The definition of “Raiders Contracts” set forth in Section 2(a) (Amendments) of the Second Letter Agreement is hereby amended and restated in its entirety as follows:
“Raiders Contracts” means (i) the Personal Seat License Agreement with Clark County Stadium Authority, dated as of July 14, 2021, attached as Exhibit A to that certain Letter Agreement, dated as of July 14, 2021 as amended on October 7, 2021 by that certain Amendment to Second Letter Agreement by and among Seller, OpCo Purchaser and PropCo Purchaser, (ii) the Personal Seat License Agreement with Clark County Stadium Authority, dated as of July 14, attached as Exhibit B to that certain Letter Agreement, dated as of July 14, 2021 as amended on October 7, 2021 by that certain Amendment to Second Letter Agreement by and among Seller, OpCo Purchaser and PropCo Purchaser and (iii) the Personal Seat License Agreement with Clark County Stadium Authority, dated as of September 29, 2021 (the “Third Personal Seat License Agreement”) attached as Exhibit C to that certain Letter Agreement, dated as of July 14, 2021 as amended on October 7, 2021 by that certain Amendment to Second Letter Agreement by and among Seller, OpCo Purchaser and PropCo Purchaser.
3.Exhibit C. The Second Letter Agreement is hereby amended to attach the Third Personal Seat License Agreement attached as Exhibit A hereto as Exhibit C thereto.
Except as expressly consented to and modified as provided herein, nothing contained herein shall operate as an amendment of any provision of the Second Letter Agreement, which remains in full force and effect in all respects in accordance with its terms. In addition, except as expressly set forth herein, this Amendment to Second Letter Agreement shall not be deemed a waiver of any term or condition of the Agreement or the Second Letter Agreement and shall not be deemed to prejudice any right or rights which any Party may now have or may have in the future under or in connection with the Agreement, the Second Letter Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Whenever in the Agreement or any certificate, letter, notice or other instrument or document reference is made to the Agreement, such reference without more shall be deemed to mean the Agreement as modified by the Second Letter Agreement, as amended by this Amendment to Second Letter Agreement, and any other instrument (if any) in writing executed by each of the parties hereto.
This Amendment to Second Letter Agreement may be executed in separate counterparts, each of which when executed, shall be deemed to be an original and which together shall be deemed to be one and the same instrument binding upon each of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart. For purposes of this Amendment to Second Letter Agreement, facsimile and pdf signatures shall be deemed originals.
Sections 24 (Miscellaneous), 25 (Notices), 27 (Confidentiality), 28 (Publicity), 30 (No Recourse; Release), 31 (Expenses), 33 (Binding Effect) and 34 (Interpretation) of the Agreement (as defined in the Second Letter Agreement) are hereby incorporated herein by reference as if set forth herein and should apply to the terms and provisions of this Amendment to Second Letter Agreement mutatis mutandis.
* * *

[Signature Pages to Follow]

Sincerely,
Las Vegas Sands Corp.

By:    /s/ David Z. Hudson
Name: David Z. Hudson
Title: Secretary

Pioneer OpCo, LLC

By:    /s/ Alexander van Hoeck
Name: Alexander van Hoeck
Title: Vice President, Treasurer and Secretary

VICI Properties L.P.

By:    /s/ David A. Kieske
Name: David A. Kieske
Title: Treasurer
[Signature Page to Amendment to Letter Agreement Re Raiders Seats]

CC:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:    Ross A. Fieldston, Esq. (rfieldston@paulweiss.com)
        Peter E. Fisch, Esq. (pfisch@paulweiss.com)
        Brian C. Lavin, Esq. (blavin@paulweiss.com)

– and –

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention:    James P. Godman, Esq. (jgodman@kramerlevin.com)
Todd E. Lenson, Esq. (tlenson@kramerlevin.com)
Jordan M. Rosenbaum, Esq. (jrosenbaum@kramerlevin.com)

– and –

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention:    Howard L. Ellin, Esq. (howard.ellin@skadden.com)
        Kenneth M. Wolff, Esq. (kenneth.wolff@skadden.com)
        Audrey L. Sokoloff, Esq. (audrey.sokoloff@skadden.com)